                     SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington, D.C. 20549
                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                               (Amendment No. 1)

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 June 19, 1996
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                            1-8993                  94-2708455
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)

                    80 South Main Street, Hanover, NH 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)
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  This Amendment No. 1 amends and supplements the Form 8-K Current Report originally filed on June 28,1996, relating to the Company's acquisition of preferred stock and common stock warrants of Folksamerica Holding Company, Inc. ("Folksamerica"), parent company of Folksamerica Reinsurance Company.



Item 7.  Financial Statements and Exhibits.

         Item 7 is amended by adding the following paragraph:

  (a)    None required.

  (b)    None required.

  (c)    Exhibits.  The following exhibits are filed herewith:



  Exhibit No.                         Description
  -----------                         -----------

1.     10 (a)     Securities Purchase Agreement by and between Fund American
                  Enterprises Holdings, Inc. and Folksamerica Holding Company,
                  Inc., dated March 6, 1996, filed without exhibits or schedules.*

       28 (a)     Press Release of the registrant dated June 20, 1996.*



* Previously filed.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: August 20, 1996   By:                /s/
                              --------------   --------------------
                                 Michael S. Paquette
                                 Vice President and
                                  Controller

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